                                                                      EXHIBIT 21

 Subsidiaries of the Registrant (1), (2) and (3)

                              AT DECEMBER 31, 2000

                                                            Percentage
                                                            of Voting
                                                            Securities
                                                              Owned
                                                             Directly
                                                                or          State or
                                                            Indirectly       Country
                                                                by             of
                                                            Registrant    Organization
                                                            ----------  -----------------
Aera Energy, LLC (5)......................................      48.2           California
Al-Jubail Petrochemical Company (4) (5)...................      50           Saudi Arabia
Ampolex (CEPU) Pte Ltd....................................     100              Singapore
Ancon Insurance Company, Inc..............................     100                Vermont
BEB Erdgas und Erdoel GmbH (4) (5)........................      50                Germany
Caspian Pipeline Consortium (5)...........................       7.5    Russia/Kazakhstan
Castle Peak Power Company Limited (5).....................      60              Hong Kong
Chalmette Refining, LLC (4) (5)...........................      50               Delaware
Compania Minera Disputada de Las Condes Limitada..........     100                  Chile
Delhi Petroleum Pty. Ltd..................................     100              Australia
Duke Energy Trading and Marketing, LLC (5)................      40               Delaware
Esso Australia Resources Pty. Ltd.........................     100              Australia
Esso Austria GmbH.........................................     100                Austria
Esso Brasileira de Petroleo Limitada......................     100                 Brazil
ESSO BVBA/SPRL............................................     100                Belgium
Esso Capital B.V..........................................     100            Netherlands
Esso Chile Petrolera Limitada.............................     100                  Chile
Esso Colombiana Limited...................................     100               Delaware
Esso Coordination Center..................................     100                Belgium
ESSO Deutschland GmbH.....................................     100                Germany
Esso Exploration and Production Angola (Block 33) Limited.     100                Bahamas
Esso Exploration and Production Chad Inc..................     100               Delaware
Esso Exploration and Production Norway AS.................     100                 Norway
Esso Exploration and Production UK Limited................     100                England
Esso Exploration Angola (Block 15) Limited................     100                Bahamas
Esso Exploration Angola (Block 17) Limited................     100                Bahamas
Esso Holding Company Singapore Limited....................     100                Bahamas
Esso Hong Kong Limited....................................     100              Hong Kong
Esso Ireland Limited......................................     100                Ireland
Esso Italiana S.r.l.......................................     100                  Italy
Esso Malaysia Berhad......................................      65               Malaysia
Esso Natuna Ltd...........................................     100                Bahamas
Esso Nederland B.V. ......................................     100            Netherlands
Esso Norge AS.............................................     100                 Norway
Esso Petroleum Company, Limited...........................     100                England
Esso Production Malaysia Inc..............................     100               Delaware
ESSO Schweiz GmbH.........................................     100            Switzerland
Esso Sekiyu Yugen Kaisha..................................     100                  Japan
Esso Sociedad Anonima Petrolera Argentina.................     100              Argentina
Esso Societe Anonyme Francaise............................      81.548             France
Esso (Thailand) Public Company Limited....................      87.5             Thailand
Esso Trading Company of Abu Dhabi.........................     100               Delaware

                                                         Percentage
                                                         of Voting
                                                         Securities
                                                           Owned
                                                          Directly
                                                             or         State or
                                                         Indirectly     Country
                                                             by           of
                                                         Registrant   Organization
                                                         ----------  --------------
Exxon Azerbaijan Limited...............................     100             Bahamas
Exxon Capital Corporation..............................     100          New Jersey
Exxon Chemical Arabia Inc..............................     100            Delaware
Exxon Chemical Asset Management Partnership............      91.01         Delaware
Exxon Equity Holding Company...........................     100            Delaware
Exxon Land Development, Inc............................     100             Arizona
Exxon Mobile Bay Limited Partnership...................      92.68         Delaware
Exxon Overseas Investment Corporation..................     100            Delaware
Exxon Yemen Inc. ......................................     100            Delaware
ExxonMobil Asia Pacific Pte. Ltd.......................     100           Singapore
ExxonMobil Aviation International Limited..............     100             England
ExxonMobil (Barbados) Foreign Sales Corporation........     100            Barbados
ExxonMobil Central Europe Holding GmbH ................     100             Germany
ExxonMobil Chemical Antwerp Ethylene...................     100             Belgium
ExxonMobil Chemical Films Europe, Inc..................     100            Delaware
ExxonMobil Chemical France SARL........................      99.77           France
ExxonMobil Chemical Holland B.V. ......................     100         Netherlands
ExxonMobil Chemical Holland LLC........................     100            Delaware
ExxonMobil Chemical Limited............................     100             England
ExxonMobil Chemical Olefins Inc........................     100            Delaware
ExxonMobil Chemical Operations Private.................     100           Singapore
ExxonMobil Chemical Polymeres SNC......................      99.77           France
ExxonMobil Chemical Singapore Private Limited .........     100           Singapore
ExxonMobil Coal USA, Inc...............................     100            Delaware
ExxonMobil - Egypt (S.A.E.)............................     100               Egypt
ExxonMobil Energy Limited..............................     100           Hong Kong
ExxonMobil Far East Holdings Ltd.......................     100             Bahamas
ExxonMobil Global Services Company.....................     100            Delaware
ExxonMobil Holding Company Holland LLC ................     100            Delaware
ExxonMobil Kazakhstan Ventures Inc.....................     100            Delaware
ExxonMobil Oil Indonesia Inc...........................     100            Delaware
ExxonMobil Oil Singapore Pte. Ltd......................     100           Singapore
ExxonMobil Pipeline Company............................     100            Delaware
ExxonMobil Sales and Supply Corporation................     100            Delaware
Fina Antwerp Olefins N.V. (5)..........................      35             Belgium
Imperial Oil Limited...................................      69.6            Canada
International Colombia Resources Corporation...........     100            Delaware
Mineraloelraffinerie Oberrhein GmbH & Co. KG (5).......      25             Germany
Mobil Africa...........................................     100              France
Mobil Argentina S.A. ..................................      99.999       Argentina
Mobil Australia Resources Company Pty Limited..........     100           Australia
Mobil Business Resources Corporation...................     100            Delaware
Mobil California Exploration & Producing Asset Company.     100            Delaware
Mobil Cerro Negro, Ltd.................................     100      Cayman Islands
Mobil Corporation......................................     100            Delaware
Mobil de Colombia S.A..................................      98.1          Colombia
Mobil Development Nigeria Inc..........................     100            Delaware
Mobil Equatorial Guinea Inc............................     100            Delaware
Mobil Erdgas-Erdoel GmbH...............................     100             Germany

                                                    Percentage
                                                    of Voting
                                                    Securities
                                                      Owned
                                                     Directly
                                                        or          State or
                                                    Indirectly      Country
                                                        by             of
                                                    Registrant    Organization
                                                    ----------  ----------------
Mobil Europe Inc..................................     100              Delaware
Mobil Exploration Indonesia Inc...................     100              Delaware
Mobil Exploration Nigeria Inc.....................     100              Delaware
Mobil Exploration Norway Inc......................     100              Delaware
Mobil Exploration & Producing Australia Pty Ltd...     100             Australia
Mobil Gas Marketing (U.K.) Limited................     100               England
Mobil Holdings (Europe and Africa) Limited........     100              Delaware
Mobil International Petroleum Corporation.........     100              Delaware
Mobil Investments Canada Inc......................     100              Delaware
Mobil Investments Inc.............................     100              Delaware
Mobil Natural Gas Inc.............................     100              Delaware
Mobil North Sea Limited...........................     100              Delaware
Mobil Oil Abu Dhabi Inc...........................     100              Delaware
Mobil Oil Australia Pty. Ltd......................     100             Australia
Mobil Oil Austria Aktiengesellschaft..............     100               Austria
Mobil Oil B.V.....................................     100           Netherlands
Mobil Oil Canada, Ltd.............................     100                Canada
Mobil Oil Corporation.............................     100              New York
Mobil Oil Credit Corporation......................     100              Delaware
Mobil Oil Exploration & Producing Southeast Inc...     100              Delaware
Mobil Oil Francaise...............................      99.98             France
Mobil Oil Hong Kong Limited.......................     100             Hong Kong
Mobil Oil Malaysia Sendirian Berhad...............     100              Malaysia
Mobil Oil New Zealand Limited.....................     100           New Zealand
Mobil Oil Nigeria Public Limited Company..........      60               Nigeria
Mobil Pase Inc....................................     100              Delaware
Mobil Petroleum Company Inc.......................     100              Delaware
Mobil Pipe Line Company...........................     100              Delaware
Mobil Producing Netherlands Inc...................     100              Delaware
Mobil Producing Nigeria Unlimited.................     100               Nigeria
Mobil Producing Texas & New Mexico Inc............     100              Delaware
Mobil Qatargas Inc................................     100              Delaware
Mobil QM Gas Inc..................................     100              Delaware
Mobil Refining Australia Pty Ltd..................     100             Australia
Mobil Rocky Mountain Inc..........................     100              Delaware
Mobil Sekiyu Yugen Kaisha.........................     100                 Japan
Mobil Shipping and Transportation Company.........     100      Marshall Islands
Mobil Trading and Supply Limited..................     100               England
Mobil U.S. Properties Inc.........................     100              Delaware
Mobil Yanbu Petrochemical Company Inc.............     100              Delaware
Mobil Yanbu Refining Company Inc..................     100              Delaware
Nederlandse Aardolie Maastschappij B.V. (4) (5)...      50           Netherlands
oy Esso ab........................................     100               Finland
Paxon Polymer Company, L.P. II....................      92.83           Delaware
Qatar Liquefied Gas Company Limited (5)...........      10                 Qatar
Ras Laffan Liquefied Natural Gas Company Ltd. (5).      26.5               Qatar
Saudi Aramco Mobil Refinery Company Ltd. (4) (5)..      50          Saudi Arabia
Saudi Yanbu Petrochemical Co. (4) (5).............      50          Saudi Arabia

                                                    Percentage
                                                    of Voting
                                                    Securities
                                                      Owned
                                                     Directly
                                                        or          State or
                                                    Indirectly      Country
                                                        by             of
                                                    Registrant    Organization
                                                    ----------  ----------------
Schubert Beteiligungs-GmbH........................      73.55            Germany
SeaRiver Maritime Financial Holdings, Inc.........     100              Delaware
SeaRiver Maritime, Inc............................     100              Delaware
Standard Marine Tonsberg AS.......................     100                Norway
Superior Oil (U.K.) Limited.......................     100               England
Tengizchevroil (5)................................      25            Kazakhstan
TonenGeneral Sekiyu K.K. .........................      50.021             Japan
Tonen Kagaku K.K. ................................      50.021             Japan

---------------------
NOTES:
(1) For the purposes of this list, if the registrant owns directly or indirectly approximately 50 percent of the voting securities of any person and approximately 50 percent of the voting securities of such person is owned directly or indirectly by another interest, or if the registrant includes its share of net income of any other unconsolidated person in consolidated net income, such person is deemed to be a subsidiary.
(2) With respect to certain companies, shares in names of nominees and qualifying shares in names of directors are included in the above percentages.
(3) The names of other subsidiaries have been omitted from the above list since considered in the aggregate, they would not constitute a significant subsidiary.
(4) The registrant owns directly or indirectly approximately 50 percent of the securities of this person and approximately 50 percent of the voting securities of this person is owned directly or indirectly by another single interest.
(5) The investment in this unconsolidated person is represented by the registrant's percentage interest in the underlying net assets of such person.